Variable Annuity Application

Genworth Life Insurance Company Annuity Name: RetireReady(SM) Choice Variable Annuity

1. Owner (Name or name of trust)

(Last, First, M.)                                                   Social Security no./TIN            Gender
                                                                                                       [_] M  [_] F

Address                                             Trustee Name                     Telephone no.

City                                                       State    Zip code         Date of birth or trust date (mm-dd-yyyy)

Joint Owner: Name (Last, First, M.)                                 Social Security no./TIN            Gender
                                                                                                       [_] M  [_] F

Address    Same as Owner [_]                                                         Telephone no.

City                                                       State    Zip code         Date of birth (mm-dd-yyyy)

2. Annuitant (if other than Owner)

(Last, First, M.)                                                   Social Security no./TIN            Gender
                                                                                                       [_] M  [_] F

Address                                                                              Telephone no.

City                                                       State    Zip code         Date of birth (mm-dd-yyyy)

Joint/                                                              Social Security no./TIN            Gender
Contingent Annuitant: Name (Last, First, M.)                                                           [_] M  [_] F

Address                                                                              Telephone no.

City                                                       State    Zip code         Date of birth (mm-dd-yyyy)

3. Beneficiary (Name or name of trust)

Primary Beneficiary: (Last, First, M.)                              Trustee Name                       Allocated
                                                                                                                    %

Date of birth or trust date (mm-dd-yyyy)  Relationship to the Owner Social Security no./TIN (if known) Gender
                                                                                                       [_] M  [_] F

Additional Beneficiary: Name (Last, First, M.)                                       Allocated         [_] Primary
                                                                                             %         [_] Contingent

Date of birth or trust date (mm-dd-yyyy)  Relationship to the Owner Social Security no./TIN (if known) Gender
                                                                                                       [_] M  [_] F

Beneficiaries may be changed at any time by the Owner unless made irrevocable by checking this circle. [_]

4. Plan Information
Purchase Payment: Minimum Purchase Payment: $5,000 ($2,000 for an IRA)

Total Amount Submitted            Estimated Purchase Payment for
with Application:      $ ________ 1035 Exchange(s) or Transfer(s) $ ________

Contract Type: Please select one contract type and the appropriate source of purchase payment.

[_]  Non-Qualified

                                                                   *    Does not apply to reinvested SEP
[_]  Qualified                                                          amounts. Your SEP in an IRA. Check
                              TSA/              Profit     Other        applicable Transfer, Rollover or
   Contract        SEP  Roth 403(b)             Sharing  Qualified      Conversion circle in the IRA Section.
    Types      IRA IRA* IRA  Annuity Pension** /401(k)**   Plan    **   Investment Only
-------------- --- ---- ---- ------- --------- --------- --------- ------------------------------------------------------------

  Source of    [_] [_]  [_]                                        New Contribution for Tax Year ________
  Purchase                                                         Recharacterization : [_] Yes  [_] No
  Payment:
  (Select      [_]      [_]    [_]      [_]       [_]       [_]    Direct Transfer
  One)
               [_]      [_]    [_]      [_]       [_]       [_]    Customer Rollover

               [_]             [_]      [_]       [_]       [_]    Direct Rollover
                                                                   From [_] 401(a) [_] Gov't 457 Plan [_] 401(k) [_] TSA/403(b)
                                                                   [_] Other ________

               [_]      [_]                                        Conversion/Reconversion

               [_]      [_]    [_]      [_]       [_]       [_]    Other __________


15351 10/2003      Page 1 of 5                       Art Edition: 05/01/06
                                    To order use stock no . 35204 05/01/06

        Options below are available for RetireReady(SM) Choice Variable Annuity

5. Optional Benefits:

See prospectus for age restrictions. May not be available in all states or markets. May not be available in all riders.

Death Benefits: (Only one may be selected)

[_] Annual Step-up [_] Earnings Protector Rider (EPR) [_] EPR + 5% Roll-up
[_] 5% Roll-up     [_] EPR + Annual Step-up           [_] EPR + Greater of Annual Step-up and 5%
                                                          Roll-up

Living Benefits: (Only one of the five living benefit riders may be selected)

[_]  Guranteed Withdrawal [_]  Lifetime Income Plus   [_]  Payment Optimizer Plus [_]  Principal Protection
     Advantage                 (Guranteed Minimum         (Payment Protection          Advantage
     (Guaranteed Minimum       Withdrawal Benefit for with     Commutation             (Payment Protection
     Withdrawal Benefit        Life Rider)            immediate     and                Rider)
Rider)                                                Deferred Variable
                                                          Annuity Rider)

    Choose Your Investment and Rebalancing Strategy by selecting ONE of the following: Option 1 or Option 2
                           DO NOT COMPLETE SECTION 9

OPTION 1                                                                OPTION 2
Select one or more Designated Subaccounts, allocations must total 100%.
                                                                        [_] 100% Asset Allocation Model C -
                                                                        Moderate

Use whole percentages only.

[_] _____ % allocated to Fidelity VIP Balanced Portfolio - Service Class 2

[_] _____ % allocated to Franklin Income Securities Fund - Class 2 Shares

[_] _____ % allocated to GE Investments Funds, Inc. - Total Return Fund - Class
    3

[_] _____ % allocated to Janus Aspen Series - Balanced Portfolio - Service
    Shares

[_] _____ % allocated to LeggMason Partners Variable Total Return Portfolio -
    Class II

[_] _____ % allocated to Mercury Global Allocation V.I. Fund - Class III Shares

[_] _____ % allocated to MFS(R) Total Return Series - Service Class Shares

[_] _____ % allocated to Oppenheimer Balanced Fund/VA - Service Shares

    _____ Total (must = 100%)

[_]  Guaranteed Income Advantage Confirmation Number (optional) _____________________________
     (Guaranteed Income Rider)   Asset Allocation Models not available with this rider.

Create an income stream ("segment") by selecting ONE of these three options:

Fully Fund Your Guarantee*               Systematically Fund Your                 Combination - Lump Sum and
                                         Guarantee                                Systematic Transfers*
   Invest a lump sum of $_______ in the     Transfer $_______ per month (minimum     Invest a lump sum of $
   GIS Subaccount to fully fund my          of $100) to the GIS Subaccount           ___________ in the GIS
   systematic transfers of $                until income begins in __years (at       Subaccount to partially fund my
   _______(minimum of $100). This may       least 10).                               guarantee. Once the lump sum
   be all or a portion of your              Income will be received for life         is exhausted, continue to fund
   purchase payment. Begin                  with __period certain (10 year           my guarantee through
   Income in __Years (at least 10)          minimum, 5 year increments               systematic transfers of
   Income will be received for life         only; if no option chosen, life          $___________ per month
   with __period certain (10 year           with 10 year period certain)             (minimum of $100) to the GIS
   minimum, 5 year increments                                                        Subaccount until income begins
   only; if no option chosen, life                                                   in __years (at least 10).
   with 10 year period certain)
                                                                                     Income will be received for life
* Please Note: The option to fund your guarantee fully or in                         with __period certain (10 year
  combination may not be available in all states or markets. Any                     minimum, 5 year increments
  remaining lump sum amount will be invested in the available                        only; if no option chosen, life
  investment options per your instructions in Section 9.                             with 10 year period certain)


15351 10/2003      Page 2 of 5                       Art Edition: 05/01/06
                                    To order use stock no . 35204 05/01/06

        Options below are available for RetireReady/SM/ Choice Variable Annuity

6. Fraud and Disclosure Statements

ARIZONA RESIDENTS, PLEASE NOTE: RIGHT TO EXAMINE On written request, the Company will provide to the Contract Owner within a reasonable time, reasonable factual information regarding the benefits and provisions of this Contract. If for any reason the Contract Owner is not satisfied, the Contract may be returned to the Company or producer within 10 days after delivery (or within 30 days after delivery if the Contract Owner is 65 years of age or older), and the Contract Value will be returned.

ARKANSAS, DISTRICT OF COLUMBIA, KENTUCKY, LOUISIANA, MAINE, NEW MEXICO, OHIO, OKLAHOMA, AND PENNSYLVANIA RESIDENTS, PLEASE NOTE: Any person who knowingly, and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

In Colorado, any insurance company, or agent of an insurance company, who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding, or attempting to defraud, the policyholder or claimant with regard to a settlement or award payable from insurance proceeds, shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

FLORIDA RESIDENTS, PLEASE NOTE: Any person who knowingly, and with intent to injure, defraud, or deceive any insurer, files a statement of claim or an application containing any false, incomplete or misleading information is guilty of a felony of the third degree.

NEW JERSEY RESIDENTS, PLEASE NOTE: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

ALL OTHER STATES, PLEASE NOTE: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance may be guilty of a crime and may be subject to fines and confinement in prison.

7. Owner Signature(s) PLEASE READ CAREFULLY

All statements made in this application are true to the best of my/our knowledge and belief, and the answers to these questions, together with this agreement, are the basis for issuing the contract. I/we agree to all terms and conditions as shown.

1. Do you have any existing life insurance policy(ies) or annuity contract(s)?                  [_] Yes    [_] No
2. Will the proposed annuity replace and/or change any existing annuity or insurance contracts? [_] Yes    [_] No

(If the answer to either of the questions above is yes, replacement forms and/or additional forms may be required. Check for specific state requirements.)

I/we verify our understanding that ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, ARE VARIABLE AND NOT GUARANTEED AS TO THE DOLLAR AMOUNT. I/WE HAVE RECEIVED AND UNDERSTAND THE PROSPECTUS FOR THIS ANNUITY. I/we believe this contract will meet my/our insurance needs and financial objectives.

The undersigned has/have read and understand the appropriate fraud and disclosure statement in Section 6 - Fraud and Disclosure Statements.

Owner (sign as Trustee if Owner is a Trust) State in which
                                            application signed Date of signature (mm-dd-yyyy)
Annuitant (required if other than Owner)    State in which
                                            application signed Date of signature (mm-dd-yyyy)
Joint Owner/Annuitant                       State in which
                                            application signed Date of signature (mm-dd-yyyy)

8. Representative Information and Signature - READ CAREFULLY and COMPLETE ALL INFORMATION

Does the applicant have any existing life insurance policy(ies) or annuity contract(s)?      [_] Yes    [_] No
Do you have reason to believe that the proposed annuity will replace any existing annuity or
insurance contract(s)?                                                                       [_] Yes    [_] No

(If the answer to either of the questions above is yes, replacement forms and/or additional forms may be required. Check for specific state requirements.)


                         Representative Name*                         Social Security No./TIN
                                                                      (In FL License ID No. required)
                         Broker/Dealer or Firm Name Client Account No                 Email Address

                         Address                    City                              State             Zip Code

                         Telephone No.              Fax No.           Commission Option:
                                                                      [_] NT    [_] NT2    [_] T    [_] L    [_]O

                         Representative
                         Signature

* Use a separate sheet to list additional representatives. Please provide all information listed above including commission split percentages.

    Use ONLY WHOLE PERCENTAGES and ALL PERCENTAGES MUST TOTAL 100%.

15351 10-2003      Page 3 of 5                              Art Edition 03/03/06
                                          To order use stock no . 35204 05/01/06

        Options below are available for RetireReady(SM) Choice Variable Annuity

9. Purchase Payment Allocation

If you've elected one of these four living benefit riders (Guaranteed Withdrawal Advantage, Lifetime Income Plus, Payment Optimizer Plus or Principal Protection Advantage), do not complete this section.

1.) Use whole percentage of each subaccount and/or Guarantee Account listed below. Percentages must total 100%. [No more than 20 subaccounts in addition to the Guarantee Account may be selected.] OR 2.) Elect ONE asset allocation model (100% allocation.)

Choose only ONE Asset Allocation Model below (Not available with Guaranteed Income Advantage Rider):
If an Asset Allocation Model is elected, allocation is 100% and individual subaccounts cannot be elected.

[_] 100% Model A [_] 100% Model B            [_] 100% Model C [_] 100% Model D          [_] 100% Model E
    Conservative     Moderately Conservative     Moderate         Moderately Aggressive     Aggressive

AIM Variable Insurance Funds             Federated Insurance Series             MFS(R) Variable Insurance Trust
(A I M Advisors, Inc.)
____%   AIM V.I. Basic Value Fund -      (Federated Investment Management       (Massachusetts Financial Services
        Ser II Shrs                      Co.)                                   Company (MFS(R)))
____%   AIM V.I. Capital Appreciation    ____% Federated High Income Bond       ____%     MFS(R) Investors Growth Stock
        Fund - Ser I Shrs                      Fnd II - Svc Shrs                          Series - Svc Class Shrs
____%   AIM V.I. Core Equity Fund -      (Federated Equity Management           ____%     MFS(R) Investors Trust Series -
        Ser I Shrs                       Company of Pennsylvania)                         Svc Class Shrs
____%   AIM V.I. International Growth    ____% Federated Kaufmann Fund II -     ____%     MFS(R) Total Return Series -
        Fund - Ser II Shrs                     Svc Shrs                                   Svc Class Shrs
AllianceBernstein Variable Products      Fidelity Variable Insurance Products   ____%     MFS(R) Utilities Series - Svc
Series Fund, Inc.                        Fund (VIP)                                       Class Shrs
(Alliance Capital Management, L.P.)      (Fidelity Management & Research        Oppenheimer Variable Account Funds
                                         Company)
____%   AllianceBernstein Global         ____% Fidelity VIP Balanced Portfolio  (OppenheimerFunds, Inc.)
        Technology Portfolio - Class B         - Svc Class 2
____%   AllianceBernstein Growth and     ____% Fidelity VIP Contrafund(R)       ____%     Oppenheimer Balanced Fund/
        Income Portfolio - Class B             Portfolio - Svc Class 2                    VA - Svc Shrs
____%   AllianceBernstein International  ____% Fidelity VIP Dynamic Capital     ____%     Oppenheimer Capital
        Value Portfolio - Class B              Appreciation Portfolio - Svc               Appreciation Fund/VA - Svc
                                               Class 2                                    Shrs
____%   AllianceBernstein Large Cap      ____% Fidelity VIP Equity-Income       ____%     Oppenheimer Global
        Growth Portfolio - Class B             Portfolio - Svc Class 2                    Securities Fund/VA - Svc Shrs
____%   AllianceBernstein Small Cap      ____% Fidelity VIP Growth Portfolio -  ____%     Oppenheimer Main Street
        Growth Portfolio - Class B             Svc Class 2                                Fund/VA - Svc Shrs
American Century Variable Portfolios II, ____% Fidelity VIP Growth & Income     ____%     Oppenheimer Main Street
Inc.                                           Portfolio - Svc Class 2                    Small Cap Fund/VA - Svc
                                                                                          Shrs
(American Century Investment             ____% Fidelity VIP Mid Cap Portfolio - ____%
Management, Inc.)                              Svc Class 2
____%   VP Inflation Protection Fund -   ____% Fidelity VIP Value Strategies    PIMCO Variable Insurance Trust
        Class II                               Portfolio - Svc Class 2
Columbia Funds Variable Insurance        Franklin Templeton Variable Insurance  (Pacific Investment Management
Trust I                                  Products Trust                         Company LLC)
(Banc of America Capital Management,     (Franklin Advisers, Inc.)              ____%     All Asset Portfolio - Adv Class
LLC)                                                                                      Shrs
____%   Columbia Marsico Growth          ____% Franklin Income Securities       ____%     High Yield Portfolio - Adm
        Fund, Variable Series                  Fund - Class 2 Shrs                        Class Shrs
____%   Columbia Marsico                 (Franklin Mutual Advisers, LLC)        ____%     Long-Term U.S. Government
        International Opportunities                                                       Portfolio - Adm Class Shrs
        Fund, Variable Series
Eaton Vance Variable Trust               ____% Mutual Shares Securities         ____%     Low Duration Portfolio - Adm
                                               Fund - Class 2 Shrs                        Class Shrs
(Eaton Vance Management)                 (Templeton Global Advisors Limited)    ____%     Total Return Portfolio - Adm
                                                                                          Class Shrs
____%   VT Floating-Rate Income Fund     ____% Templeton Growth Securities                The Prudential Series Fund
                                               Fund - Class 2 Shrs
(OrbiMed Advisors, LLC)                  GE Investments Funds, Inc.             (Prudential Investments LLC)
____%   VT Worldwide Health Sciences     (GE Asset Management Incorporated)     ____%     Jennison Portfolio - Class II
        Fund
Evergreen Variable Annuity Trust         ____% Income Fund                      ____%     Jennison 20/20 Focus
                                                                                          Portfolio - Class II
(Evergreen Investment Management         ____% Mid-Cap Equity Fund              ____%     Natural Resources Portfolio -
Company, LLC)                                                                             Class II
____%   Evergreen VA Omega Fund -        ____% Money Market Fund                Rydex Variable Trust (Rydex
        CIass 2                                                                 Investments)
FAM Variable Series Funds, Inc.          ____% Premier Growth Equity Fund       ____%     OTC Fund**
(Merrill Lynch Investment Managers,      ____% Real Estate Securities Fund      Van Kampen Life Investment Trust
L.P. doing business as Mercury
Advisors)
____%   Mercury Basic Value V.I. Fund    ____% S&P 500(R) Index Fund*           (Van Kampen Asset Management Inc.)
        - Class III Shrs
____%   Mercury Global Allocation V.I.   ____% Small-Cap Equity Fund            ____%     Comstock Portfolio - Class II
        Fund - Class III Shrs                                                             Shrs
____%   Mercury Large Cap Growth V.I.    ____% Total Return Fund - Class 3      ____%     Emerging Growth Portfolio -
        Fund - Class III Shrs                                                             Class II Shrs
____%   Mercury Value Opportunities      ____% U.S. Equity Fund
        V.I. Fund - Class III Shrs
                                         ____% Value Equity Fund                Genworth Life & Annuity Guarantee
                                                                                Account
                                         Janus Aspen Series (Janus Capital      Limited to 25% of contract value.
                                         Management LLC)
                                         ____% Balanced Portfolio - Svc Shrs    ____%     1 yr guarantee period
                                         ____% Forty Portfolio - Svc Shrs       ____%     6 yr guarantee period
                                         Legg Mason Partners Variable           Enhanced Rate Guarantee Account
                                         Portfolios I, Inc.
                                         (Salomon Brothers Asset Management     DCA instructions are required, please
                                         Inc)                                   complete form 15351A.
                                         ____% Legg Mason Partners Variable     ____%     12 Month
                                               All Cap Portfolio - Class II
                                         ____% Legg Mason Partners Variable     ____%     6 Month
                                               Total Return Portfolio - Class
                                               II
                                         Legg Mason Partners Variable           Interest Sweep [_]  Yes    [_]  No
                                         Portfolios II
                                         (Salomon Brothers Asset Management     Will be transferred Quarterly unless
                                         Inc)                                   another interval is indicated.
                                         ____% Legg Mason Partners Variable     [_] Monthly  [_] Semi-Annually  [_] Annually
                                               Aggressive Growth Portfolio -
                                               Class II

* " S&P 500" is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by GE Asset Management Incorporated. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio.

** The NASDAQ 100 index is an unmanaged index that is used as an indicator of the OTC market performance.


  15351 10/2003             Page 4 of 5                  Art Edition: 05/01/06
                                        To order use stock no . 35204 05/01/06

        Options below are available for RetireReady(SM) Choice Variable Annuity

10. Allocation Transfer Authorization

                  I/we authorize Genworth Life and Annuity Insurance Company to accept requests to make allocations of purchase payments and transfers among investment options from the representative listed on the application. I/we understand that I must specifically authorize my representative to make each transaction, unless I have granted my representative discretionary authority in writing. Transactions are authorized to be made by telephone or any other means permitted by the Company. The Company has no duty to verify whether discretionary authority has been given and will not be liable for losses from unauthorized or fraudulent transactions if it follows reasonable procedures described in the
Owner(s) initials prospectus.

Owner's Signature       Owner's name (Last, First, M.)      Social Security no.

11. Mailing Instructions

Regular Mail - Genworth Life and Annuity Insurance Company . P.O. Box 85093 . Richmond, VA 23285-5093

For Inquiries and/or Questions - Internet: [genworth.com . Toll free: 800
352.9910

Overnight Delivery - Genworth Life and Annuity Insurance Company . [6610 West Broad Street . Richmond, VA 23230-1702]

  15351 10/2003             Page 5 of 5                  Art Edition: 05/01/06
                                        To order use stock no . 35204 05/01/06

Application Disclosure

If you have elected an Asset Allocation Model or one of the following rider options - Guaranteed Withdrawal Advantage, Lifetime Income Plus, Payment Optimizer Plus or Principal Protection Advantage - by signing the application, you acknowledge and certify that:

1. I have discussed this product with my investment professional and/or tax adviser and believe the selections meet my insurance needs, financial objectives and risk tolerance.

2. By signing this application, I acknowledge that I intend to enter into an investment advisory agreement with GE Private Asset Management (GEPAM), the investment adviser in connection with the Asset Allocation Models, and an agreement will be mailed to me with my annuity contract. If I have elected one of the rider options, I understand that I will have a limited period of time after receipt of such agreement and contract to cancel such agreement and contract without penalty.

3. I have received and read the applicable product prospectus, which describes the variable annuity, the rider options, the available investment options and the Asset Allocation Models, and GEPAM's advisory brochure, which provides additional information about GEPAM and the Asset Allocation Models, and I understand this product meets my financial needs.

4. I am directing my purchase payments and any contract value thereafter to be allocated within any Asset Allocation Model I have selected. I also will direct any subsequent purchase payments, if permitted by contract, or any riders or endorsements thereto, to be allocated in accordance with such Asset Allocation Model, as it may be modified from time to time, unless I instruct Genworth Life & Annuity in writing as stated in the contract.

5. I may utilize investment tools made available by Genworth Life & Annuity for selecting an Asset Allocation Model. I understand that it is my decision, in consultation with my investment professional, to select a model. I also understand that Genworth Life & Annuity is not responsible for this decision.

6. I understand that participation in the Asset Allocation Program is no guarantee against market loss.

7. I understand that the Asset Allocation Models will be analyzed from time to time and, as a result, investment options may be added or deleted from a model, and/or the weightings of the investment options may change. These investment options may be different from those currently available (including investment options not currently available). I have read the prospectus and understand that the Asset Allocation Models may be updated from time to time. Pursuant to the investment advisory agreement with GEPAM, I will grant GEPAM limited discretionary investment authority to periodically make changes in the portfolio investment options and to instruct Genworth Life & Annuity to allocate and reallocate my contract value in accordance with the Asset Allocation Model I have selected. GEPAM can only transfer such discretionary authority (for example, the ability to periodically change model allocations) to another party with my consent, although I understand that GEPAM may assume consent if it provides me advance notice and I do not object. (For purposes of the preceding sentence, "transfer" means "assign" as interpreted under the Investment Advisers Act of 1940.)

8. I understand that I will receive transaction confirmations of any Asset Allocation Model updates, which will occur at least annually.

9. I will promptly notify my investment professional if my financial situation and my risk profile changes in order to determine if I need to change to a different Asset Allocation Model. In addition, I acknowledge that I should periodically review my financial situation and risk profile, in consultation with my investment professional, in order to determine if I need to change any Asset Allocation Model that I have selected.

10. I understand that I may withdraw from the Asset Allocation Model at any time, however, if I purchase Guaranteed Withdrawal Advantage, Payment Optimizer Plus, Lifetime Income Plus or Principal Protection Advantage, my benefit under such riders will be reduced by 50% unless I allocate my contract value to a Designated Subaccount or reset to the current Asset Allocation Model.

11. I understand that, should Genworth Life & Annuity be able to terminate the Asset Allocation Program, even in connection with the riders, Genworth Life & Annuity may cease making the Asset Allocation Program available at any time. Genworth Life & Annuity has no contractual obligation to continue the program.

                                         To order use stock no . 35204 05/01/06

Variable Annuity Application

Genworth Life and Annuity Insurance Company Annuity Name: Foundation Variable Annuity

1. Owner (Name or name of trust)

(Last, First, M.)                                                            Social Security No./TIN            Gender
                                                                                                                [_] M  [_] F

Address                                                     Trustee Name                  Telephone no.

City                                                               State     Zip code     Date of birth or trust date (mm-dd-yyyy)

Joint Owner: Name (Last, First, M.)                                          Social Security No./TIN            Gender
                                                                                                                [_] M  [_] F

Address    Same as Owner [_]                                                              Telephone no.

City                                                               State     Zip code     Date of birth (mm-dd-yyyy)

2. Annuitant (if other than Owner)

(Last, First, M.)                                                            Social Security No./TIN            Gender
                                                                                                                [_] M  [_] F

Address                                                                                   Telephone no.

City                                                               State     Zip code     Date of birth (mm-dd-yyyy)

Joint/Contingent Annuitant: Name (Last, First, M.)                           Social Security No./TIN            Gender
                                                                                                                [_] M  [_] F

Address                                                                                   Telephone no.

City                                                               State     Zip code     Date of birth (mm-dd-yyyy)

3. Beneficiary (Name or name of trust)

Primary Beneficiary: (Last, First, M.)                                       Trustee Name                       Allocated
                                                                                                                           %

Date of birth or trust date (mm-dd-yyyy)           Relationship to the Owner Social Security no./TIN (if known) Gender
                                                                                                                [_] M  [_] F

Additional Beneficiary: Name (Last, First, M.)                                            [_] Primary           Allocated
                                                                                          [_] Contingent                   %


Date of birth or trust date (mm-dd-yyyy)           Relationship to the Owner Social Security No./TIN (if known) Gender
                                                                                                                [_] M  [_] F

Beneficiaries may be changed at any time by the Owner unless made irrevocable by checking this circle. [_]

4. Plan Information
Purchase Payment: Minimum Purchase Payment: $10,000 ($2,000 for an IRA)

Total Amount Submitted            Estimated Purchase Payment for
with Application:      $ ________ 1035 Exchange(s) or Transfer(s) $ ________

Contract Type: Please select one contract type and the appropriate source of purchase payment.

[_]  Non-Qualified

                                                                   *    Does not apply to reinvested SEP
[_]  Qualified                                                          amounts. Your SEP in an IRA. Check
                              TSA/              Profit     Other        applicable Transfer, Rollover or
   Contract        SEP  Roth 403(b)             Sharing  Qualified      Conversion circle in the IRA Section.
    Types      IRA IRA* IRA  Annuity Pension** /401(k)**   Plan    **   Investment Only
-------------- --- ---- ---- ------- --------- --------- --------- ------------------------------------------------------------

  Source of    [_] [_]  [_]                                        New Contribution for Tax Year ________
  Purchase                                                         Recharacterization :  [_] Yes  [_] No
  Payment:
  (Select      [_]      [_]    [_]      [_]       [_]       [_]    Direct Transfer
  One)
               [_]      [_]    [_]      [_]       [_]       [_]    Customer Rollover

               [_]             [_]      [_]       [_]       [_]    Direct Rollover
                                                                   From [_] 401(a) [_] Gov't 457 Plan [_] 401(k) [_] TSA/403(b)
                                                                   [_] Other ________

               [_]      [_]                                        Conversion/Reconversion

               [_]      [_]    [_]      [_]       [_]       [_]    Other __________


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

                    Options below are available for Foundation Variable Annuity

5. Optional Benefits:

See prospectus for age restrictions. May not be available with all riders.

Death Benefits: (Only one may be selected)

     [_] Annual Step-up        [_] Earnings              [_] EPR + 5% Roll-up
                             Protector Rider (EPR)
     [_] 5% Roll-up            [_]  EPR + Annual         [_] EPR + Greater of
                             Step-up                   Annual Step- up and 5%
                                                       Roll-up

Living Benefits: (Only one of the five living benefit riders may be selected)

[_]  Guaranteed Withdrawal [_]  Lifetime Income Plus   [_]   Payment Optimizer  [_]   Principal Protection
Advantage                       (Guaranteed Minimum    Plus                     Advantage
     (Guaranteed Minimum   Withdrawal Benefit for Life      (Payment Protection      (Payment Protection
Withdrawal Benefit Rider)  Rider)                      with Communication       Rider)
                                                       immediate and Deferred
                                                       Variable Annuity Rider)

    Choose Your Investment and Rebalancing Strategy by selecting ONE of the following: Option 1 or Option 2
                           DO NOT COMPLETE SECTION 9

OPTION 1                                               OPTION 2
Select one or more Designated Subaccounts, allocations
must total 100%.
                                                       [_] 100% Asset Allocation Model C - Moderate

Use whole percentages only.

[_] _____ % allocated to Franklin Income Securities Fund - Class 2 Shares

[_] _____ % allocated to GE Investments Funds, Inc. - Total Return Fund - Class
    3

[_] _____ % allocated to MFS(R) Total Return Series - Service Class Shares

    _____ Total (must = 100%)

    [_] Guaranteed Income Advantage     [_] Confirmation Number (optional)
       (Guaranteed Income Rider)    Asset Allocation Models not available with this rider.

   Create an income stream ("segment") by selecting ONE of these three options:

    [_] Fully Fund Your Guarantee*            [_] Systematically Fund Your          [_] Combination - Lump Sum and
                                            Guarantee                             Systematic Transfers*
Invest a lump sum of $___________ in      Transfer $___________ per month       Invest a lump sum of $___________ in
the GIS Subaccount to fully fund my       (minimum of $100) to the GIS          the GIS Subaccount to partially fund my
systematic transfers of $___________      Subaccount until income begins in     guarantee.
(minimum of $100). This may be all or     _____ years (at least 10).
a portion of your purchase payment.                                             Once the lump sum is exhausted,
                                          Income will be received for life with continue to fund my guarantee through
Begin Income in _____Years (at least      _____ period certain (10 year         systematic transfers of $___________
10)                                       minimum, 5 year increments only; if   per month (minimum of $100) to the
                                          no option chosen, life with 10 year   GIS Subaccount until income begins in
Income will be received for life with     period certain)                       _____ years (at least 10).
_____ period certain (10 year minimum,
5 year increments only; if no option                                            Income will be received for life with
chosen, life with 10 year period certain)                                       _____ period certain (10 year minimum,
                                                                                5 year increments only; if no option
                                                                                chosen, life with 10 year period certain)
*Please Note: The option to fund your guarantee fully or in combination may not be available in all states or markets. Any remaining lump sum amount will be invested in the available investment options per your instructions in
 Section 9.



15351 10/2003      Page 2 of 5                         Art Edition: 03/03/06
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

                    Options below are available for Foundation Variable Annuity

6. Fraud and Disclosure Statements

ARIZONA RESIDENTS, PLEASE NOTE: RIGHT TO EXAMINE On written request, the Company will provide to the Contract Owner within a reasonable time, reasonable factual information regarding the benefits and provisions of this Contract. If for any reason the Contract Owner is not satisfied, the Contract may be returned to the Company or producer within 10 days after delivery (or within 30 days after delivery if the Contract Owner is 65 years of age or older), and the Contract Value will be returned.

ARKANSAS, DISTRICT OF COLUMBIA, KENTUCKY, LOUISIANA, MAINE, NEW MEXICO, OHIO, OKLAHOMA, AND PENNSYLVANIA RESIDENTS, PLEASE NOTE: Any person who knowingly, and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

In Colorado, any insurance company, or agent of an insurance company, who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding, or attempting to defraud, the policyholder or claimant with regard to a settlement or award payable from insurance proceeds, shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

FLORIDA RESIDENTS, PLEASE NOTE: Any person who knowingly, and with intent to injure, defraud, or deceive any insurer, files a statement of claim or an application containing any false, incomplete or misleading information is guilty of a felony of the third degree.

NEW JERSEY RESIDENTS, PLEASE NOTE: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

ALL OTHER STATES, PLEASE NOTE: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance may be guilty of a crime and may be subject to fines and confinement in prison.

7. Owner Signature(s) PLEASE READ CAREFULLY

All statements made in this application are true to the best of my/our knowledge and belief, and the answers to these questions, together with this agreement, are the basis for issuing the contract. I/we agree to all terms and conditions as shown.

1. Do you have any existing life insurance policy(ies) or annuity contract(s)?                  [_] Yes    [_] No
2. Will the proposed annuity replace and/or change any existing annuity or insurance contracts? [_] Yes    [_] No

(If the answer to either of the questions above is yes, replacement forms and/or additional forms may be required. Check for specific state requirements.)

I/we verify our understanding that ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, ARE VARIABLE AND NOT GUARANTEED AS TO THE DOLLAR AMOUNT. I/WE HAVE RECEIVED AND UNDERSTAND THE PROSPECTUS FOR THIS ANNUITY. I/we believe this contract will meet my/our insurance needs and financial objectives.

The undersigned has/have read and understand the appropriate fraud and disclosure statement in Section 6 - Fraud and Disclosure Statements.

Owner (sign as Trustee if Owner is a Trust) State in which
                                            application signed Date of signature (mm-dd-yyyy)
Annuitant (required if other than Owner)    State in which
                                            application signed Date of signature (mm-dd-yyyy)
Joint Owner/Annuitant                       State in which
                                            application signed Date of signature (mm-dd-yyyy)

8. Representative Information and Signature - READ CAREFULLY and COMPLETE ALL INFORMATION

Does the applicant have any existing life insurance policy(ies) or
  annuity contract(s)?                                               [_] Yes    [_] No
Do you have reason to believe that the proposed annuity will replace
  any existing annuity or insurance contract(s)?                     [_] Yes    [_] No

(If the answer to either of the questions above is yes, replacement forms and/or additional forms may be required. Check for specific state requirements.)

                         Representative Name*                         Social Security No./TIN
                                                                      (In FL License ID No. required)
                         Broker/Dealer or Firm Name Client Account No                 Email Address

                         Address                    City                              State             Zip Code

                         Telephone No.              Fax No.           Commission Option:
                                                                      [_] NT    [_] NT2    [_] T    [_] L    [_]

                         Representative
                         Signature

* Use a separate sheet to list additional representatives. Please provide all information listed above including commission split percentages.

    Use ONLY WHOLE PERCENTAGES and ALL PERCENTAGES MUST TOTAL 100%.

15351 10-2003      Page 3 of 5                          Art Edition 03/03/06
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

                    Options below are available for Foundation Variable Annuity

9. Purchase Payment Allocation

If you've elected one of these four living benefit riders (Guaranteed Withdrawal Advantage, Lifetime Income Plus, Payment Optimizer Plus or Principal Protection Advantage), do not complete this section.

1.) Use whole percentage of each subaccount and/or Guarantee Account listed below. Percentages must total 100%. No more than 20 subaccounts in addition to the Guarantee Account may be selected. OR 2.) Elect ONE asset allocation model (100% allocation.)

Choose only ONE Asset Allocation Model below (Not available with Guaranteed Income Advantage Rider):
If an Asset Allocation Model is elected, allocation is 100% and individual subaccounts cannot be elected.

[_] 100% Model A [_] 100% Model B            [_] 100% Model C [_] 100% Model D          [_] 100% Model E
    Conservative     Moderately Conservative     Moderate         Moderately Aggressive     Aggressive

AIM Variable Insurance Funds           Fidelity Variable Insurance Products    Oppenheimer Variable Account Funds
                                       Fund (VIP)
(A I M Advisors, Inc.)                 (Fidelity Management & Research         (OppenheimerFunds, Inc.)
                                       Company)
____% AIM V.I. Capital Appreciation    ____% VIP Contrafund(R) Portfolio - Svc ____%  Oppenheimer Capital
      Fund - Series I Shrs                   Class 2                                  Appreciation Fund/VA - Svc
                                                                                      Shrs
____% AIM V.I. Global Real Estate      ____% VIP Equity-Income Portfolio -     ____%  Oppenheimer Main Street
      Fund - Series II Shrs                  Svc Class 2                              Fund/VA - Svc Shrs
____% AIM V.I. Large Cap Growth        ____% VIP Mid Cap Portfolio - Svc       ____%  Oppenheimer Main Street
      Fund - Ser I Shrs                      Class 2                                  Small Cap Fund/VA - Svc Shrs
AllianceBernstein Variable Products    Franklin Templeton Variable Insurance
Series Fund, Inc.                      Products Trust
(Alliance Capital Management, L.P.)    (Franklin Advisers, Inc.)
____% AllianceBernstein Growth and     ____% Franklin Income Securities        PIMCO Variable Insurance Trust
      Income Portfolio - Class B             Fund - Cl 2 Shrs
____% AllianceBernstein Large Cap      ____% Franklin Large Cap Growth         (Pacific Investment Management
      Growth Portfolio - Class B             Securities Fund - Cl 2 Shrs       Company LLC)
                                                                               ____%  High Yield Portfolio - Admin Cl
                                                                                      Shrs
                                       ____% (Franklin Mutual Advisers, LLC)   ____%  Low Duration Portfolio - Admin
                                                                                      Cl Shrs
                                       ____% Mutual Shares Securities Fund
                                             - Cl 2 Shrs
American Century Variable Portfolios , (Templeton Global Advisors Limited)     Scudder Variable Series II
Inc.
(American Century Investment           ____% Templeton Growth Securities       (Deutsche Asset Management)
Management, Inc.)                            Fund - Cl 2 Shrs
____% VP Income & Growth Fund -                                                ____%  DWS Technology VIP - Cl B
      Class I                                                                         Shrs
____% VP International Fund - Class I
____% VP Ultra(R) Fund - Class I       (Templeton Investment Counsel, LLC)     ____%  DWS Dreman High Return
                                                                                      Equity VIP - Cl B Shrs
____% VP Ultra(R) Fund - Class I       ____% Templeton Foreign Securities
                                             Fund - Cl 2 Shrs
____% VP Value Fund - Class I          ____% Templeton Global Asset            ____%  DWS Dreman Small Cap Value
                                             Allocation Fund - Cl 2 Shrs              VIP - Cl B Shrs
American Century Variable Portfolios                                           Genworth Life and Annuity Insurance
II, Inc.                                                                       Company Guarantee Account
(American Century Investment           GE Investments Funds, Inc.
Management, Inc.)
____% VP Inflation Protection Fund -   (GE Asset Management Incorporated)      Where available, may be limited to 25%
      Class II                                                                 of contract value.
                                       ____% Total Return Fund - Class 3       ____%  1 yr guarantee period
Dreyfus                                                                        ____%  6 yr guarantee period
(The Dreyfus Corporation)              JPMorgan Insurance Trust
____% Dreyfus Investment Portfolios -  (JPMorgan Investment Advisors, Inc.)    Enhanced Rate Guarantee Account
      MidCap Stock Portfolio - Initial
      Shrs
                                       ____% JPMorgan Trust Balanced           DCA instructions are required, please
                                             Portfolio 1                       complete 15351A.
____% Dreyfus Variable Investment      ____% JPMorgan Trust Core Bond          ____%  12 Month
      Fund - Money Market Portfolio          Portfolio 1
                                       ____% JPMorgan Trust Diversified        ____%  6 Month
                                             Equity Portfolio 1
____% The Dreyfus Socially             ____% JPMorgan Trust Diversified Mid    Interest Sweep  [_] Yes  [_] No
      Responsible Growth Fund, Inc.          Cap Growth Portfolio 1
      - Initial Shrs
                                       ____% JPMorgan Trust Equity Index       Will be transferred Quarterly unless
                                             Portfolio 1                       another interval is indicated.
Eaton Vance Variable Trust             ____% JP Morgan Trust Government
                                             Bond Portfolio 1
(Eaton Vance Management)               ____% JPMorgan Trust Intrepid Mid       [_] Monthly  [_] Semi-Annually
                                             Cap Portfolio 1                     [_] Annually
____% VT Floating-Rate Income Fund     ____% JPMorgan Trust Large Cap
                                             Growth Portfolio 1
(OrbiMed Advisors, LLC)
____% VT Worldwide Health Sciences     MFS(R) Variable Insurance Trust
      Fund
                                       (Massachusetts Financial Services
                                       Company (MFS(R)))
                                       ____% MFS(R) Investors Growth Stock
                                             Series - Svc Cl Shrs
                                       ____% MFS(R) Strategic Income Series
                                             - Svc Cl Shrs
                                       ____% MFS(R) Total Return Series -
                                             Svc Cl Shrs

* " S&P 500" is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by GE Asset Management Incorporated. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio.

** The NASDAQ 100 index is an unmanaged index that is used as an indicator of the OTC market performance.



15351 10/2003      Page 4 of 5                         Art Edition: 03/03/06
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

                    Options below are available for Foundation Variable Annuity

10. Allocation Transfer Authorization

                    I/we authorize Genworth Life and Annuity Insurance Company to accept requests to make allocations of purchase payments and transfers among investment options from the representative listed on the application. I/we understand that I must specifically authorize my representative to make each transaction, unless I have granted my representative discretionary authority in writing. Transactions are authorized to be made by telephone or any other means permitted by the Company. The Company has no duty to verify whether discretionary authority has been given and will not be liable for losses from unauthorized or fraudulent transactions if it follows reasonable
.. Owner(s) initials procedures described in the prospectus.

..Owner's Signature       Owner's name (Last, First, M.)      Social Security no.

11. Mailing Instructions

Regular Mail - Genworth Life and Annuity Insurance Company . P.O. Box 85093 . Richmond, VA 23285-5093

For Inquiries and/or Questions - Internet: genworth.com . Toll free: 800
352.9910

Overnight Delivery - Genworth Life and Annuity Insurance Company . 6610 West Broad Street . Richmond, VA 23230-1702

                                                           Art Edition 03/03/06

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

Application Disclosure

If you have elected an Asset Allocation Model or one of the following rider options - Guaranteed Withdrawal Advantage, Lifetime Income Plus, Payment Optimizer Plus or Principal Protection Advantage - by signing the application, you acknowledge and certify that:

1. I have discussed this product with my investment professional and/or tax adviser and believe the selections meet my insurance needs, financial objectives and risk tolerance.
2. By signing this application, I acknowledge that I intend to enter into an investment advisory agreement with GE Private Asset Management (GEPAM), the investment adviser in connection with the Asset Allocation Models, and an agreement will be mailed to me with my annuity contract. If I have elected one of the rider options, I understand that I will have a limited period of time after receipt of such agreement and contract to cancel such agreement and contract without penalty.
3. I have received and read the applicable product prospectus, which describes the variable annuity, the rider options, the available investment options and the Asset Allocation Models, and GEPAM's advisory brochure, which provides additional information about GEPAM and the Asset Allocation Models, and I understand this product meets my financial needs.
4. I am directing my purchase payments and any contract value thereafter to be allocated within any Asset Allocation Model I have selected. I also will direct any subsequent purchase payments, if permitted by contract, or any riders or endorsements thereto, to be allocated in accordance with such Asset Allocation Model, as it may be modified from time to time, unless I instruct Genworth Life & Annuity in writing as stated in the contract.
5. I may utilize investment tools made available by Genworth Life & Annuity for selecting an Asset Allocation Model. I understand that it is my decision, in consultation with my investment professional, to select a model. I also understand that Genworth Life & Annuity is not responsible for this decision.
6. I understand that participation in the Asset Allocation Program is no guarantee against market loss.
7. I understand that the Asset Allocation Models will be analyzed from time to time and, as a result, investment options may be added or deleted from a model, and/or the weightings of the investment options may change. These investment options may be different from those currently available (including investment options not currently available). I have read the prospectus and understand that the Asset Allocation Models may be updated from time to time. Pursuant to the investment advisory agreement with GEPAM, I will grant GEPAM limited discretionary investment authority to periodically make changes in the portfolio investment options and to instruct Genworth Life & Annuity to allocate and reallocate my contract value in accordance with the Asset Allocation Model I have selected. GEPAM can only transfer such discretionary authority (for example, the ability to periodically change model allocations) to another party with my consent, although I understand that GEPAM may assume consent if it provides me advance notice and I do not object. (For purposes of the preceding sentence, "transfer" means "assign" as interpreted under the Investment Advisers Act of 1940.)
8. I understand that I will receive transaction confirmations of any Asset Allocation Model updates, which will occur at least annually.
9. I will promptly notify my investment professional if my financial situation and my risk profile changes in order to determine if I need to change to a different Asset Allocation Model. In addition, I acknowledge that I should periodically review my financial situation and risk profile, in consultation with my investment professional, in order to determine if I need to change any Asset Allocation Model that I have selected.
10. I understand that I may withdraw from the Asset Allocation Model at any time, however, if I purchase Guaranteed Withdrawal Advantage, Payment Optimizer Plus, Lifetime Income Plus or Principal Protection Advantage, my benefit under such riders will be reduced by 50% unless I allocate my contract value to a Designated Subaccount or reset to the current Asset Allocation Model.
11. I understand that, should Genworth Life & Annuity be able to terminate the Asset Allocation Program, even in connection with the riders, Genworth Life & Annuity may cease making the Asset Allocation Program available at any time. Genworth Life & Annuity has no contractual obligation to continue the program.

                                       To order use stock no . 35204CB 05/01/06